UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2008

SENTRA CONSULTING CORP.
(Exact name of Registrant as specified in its charter)

Nevada	000-52706	20-5297544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sentra Consulting Corp.
15 Hoover Street
Inwood, New York 11096

(Address of principal executive offices)

(516) 592-5600

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 7, 2008, Sentra Consulting Corp. (the “Registrant”) changed its principal independent accountants. On such date, Wolinetz, Lafazan & Company, P.C. was terminated from serving as the Registrant’s principal independent accountants. On January 7, 2008, the Registrant retained J.H. Cohn LLP as its principal independent registered public accounting firm. The decision to change accountants was approved by the Registrant’s Board of Directors.

The Termination of Wolinetz, Lafazan & Company, P.C.

Wolinetz, Lafazan & Company, P.C. was the independent registered public accounting firm for the Registrant from July 6, 2006 (inception) until January 7, 2008. None of Wolinetz, Lafazan & Company, P.C. reports on the Registrant’s financial statements from July 6, 2006 (inception) until December 31, 2006, (a) contained an adverse opinion or disclaimer of opinion, (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Wolinetz, Lafazan & Company, P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which Wolinetz, Lafazan & Company, P.C. served as the Registrant’s principal independent accountants. Wolinetz, Lafazan & Company, P.C. did express substantial doubt regarding the Registrant’s ability to continue as a going concern in its financial statements for the period July 6, 2006 (inception) through December 31, 2006.

The Registrant has provided Wolinetz, Lafazan & Company, P.C. with a copy of this disclosure and has requested that Wolinetz, Lafazan & Company, P.C. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Wolinetz, Lafazan & Company, P.C. addressed to the Securities and Exchange Commission dated January 7, 2008 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of J.H. Cohn LLP

Prior to January 7, 2008, the date that J.H. Cohn LLP was retained as the principal independent registered public accounting firm of the Registrant:

(1) The Registrant did not consult J.H. Cohn LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by J.H. Cohn LLP that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult J.H. Cohn LLP regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.     Not applicable
(b) Pro forma financial information.     Not applicable
(c) Exhibits

Exhibit No.	Description

16.1	Letter, dated January 7, 2008, from Wolinetz, Lafazan & Company, P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2008

SENTRA CONSULTING CORP.
(Registrant)

By:	/s/ David Neuberg
Name:	David Neuberg
Title:	Chief Executive Officer and President